[PHOTO]

VANGUARD
OHIO TAX-FREE
FUND

Annual Report
November 30, 1996

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.

                                    CONTENTS

                                  A Message To
                                Our Shareholders

                                        1

                                   The Markets
                                 In Perspective

                                        4

                                   Report From
                                   The Adviser

                                        6

                                   Performance
                                    Summaries

                                        8

                                    Portfolio
                                    Profiles

                                       10

                                    Financial
                                   Statements

                                       13

                                    Report Of
                                   Independent
                                   Accountants

                                       24

                                  Trustees And
                                    Officers

                                INSIDE BACK COVER

[PHOTO]
John C. Bogle

[PHOTO]
John J. Brennan

DEAR SHAREHOLDER,


     The 1996 fiscal year for Vanguard Ohio Tax-Free Fund, which ended on November 30, proved notable for one important reason: Relative stability returned to the municipal bond market for the first time in the past four years.

     Interest rates fluctuated in a fairly narrow range during the year--responding to marked shifts in investor sentiment about the strength of the U.S. economy and the specter of inflation--but on balance the yield on long-term U.S. Treasury bonds increased only slightly and the yield available on long-term tax-exempt bonds was essentially unchanged. In this calmer environment, the returns of our Insured Long-Term and Money Market Portfolios exceeded the results of their competitive fund groups. The table at right presents each Portfolio's twelve-month return as well as its income and capital components.

-------------------------------------------------------------
                              INVESTMENT RETURNS
                      FISCAL YEAR ENDED NOVEMBER 30, 1996
                      ---------------------------------------
PORTFOLIO                INCOME    CAPITAL      TOTAL
-------------------------------------------------------------
Insured Long-Term         +5.4%      +0.3%      +5.7%
Money Market              +3.4        0.0       +3.4
-------------------------------------------------------------

     The total return (capital change plus reinvested dividends) of the Insured Long-Term Portfolio is based on a change in net asset value from $11.63 per share on November 30, 1995, to $11.67 per share on November 30, 1996, adjusted for dividends totaling $0.603 per share from net investment income. As expected, the Money Market Portfolio's net asset value remained at $1.00 per share. The Portfolio's yield at the end of the fiscal year stood at 3.4%, down from 3.7% a year earlier.

FISCAL 1996 PERFORMANCE OVERVIEW

In the taxable bond market, yields experienced some interim variability, but ended the period just a bit higher than their beginning levels. Yields on municipal bonds remained unchanged on balance at 5.7%, as investor concerns about the prospect of a "flat tax" all but disappeared.

     This environment of relative stability contrasted starkly with the three previous years. During 1993, interest rates tumbled and bond prices surged, only to reverse themselves in the rapidly rising interest-rate environment of 1994. But in 1995, a remarkable about-face in the course of interest rates sent bond prices soaring once again. The lesson is clear: While bond (and bond fund) prices can fluctuate sharply over short periods, these price swings tend to be offsetting over longer periods.

     During fiscal 1996, when most municipal bond funds essentially earned their coupons, the +5.7% annual total return for the Ohio Insured Long-Term Portfolio was nicely ahead of the +4.9% annual return for the average Ohio municipal bond fund, but a hair behind the +5.9% return of the Lehman Municipal Bond Index. This national Index is a tough standard for all state tax-free funds, existing, as it does, outside the "real world" of fund operating expenses and transaction costs.

     For Ohio residents, the income earned by our Portfolios is exempt from state, local, and federal income taxes. Given these tax advantages, investors in the Ohio Insured

Long-Term Portfolio who are taxed at the highest federal and state marginal tax rates can earn 68% more after-tax income than they could in a comparable long-term taxable bond fund. For similarly situated investors in our Money Market Portfolio, the after-tax yield premium of MIG-1 notes over U.S. Treasury bills was 33% at the end of the twelve-month period. Put another way, for Ohio investors, a yield of 5.7% on a tax-exempt long-term portfolio would be the equivalent of a 10.7% taxable yield. (For a tax-exempt short-term yield of 3.6%, the taxable equivalent would be 6.7%.)

     The table at left presents a general comparison of the annual net income earned on tax-exempt and taxable securities as of November 30, 1996, assuming a $100,000 investment.

-------------------------------------------------------------
                           ILLUSTRATION OF INCOME ON
                      A HYPOTHETICAL $100,000 INVESTMENT
                      ---------------------------------------
                           LONG-TERM  SHORT-TERM
-------------------------------------------------------------
Taxable gross income         $6,400      $5,100
Less taxes (46.6%)           (3,000)     (2,400)
Net after-tax income          3,400       2,700
-------------------------------------------------------------
Tax-exempt income            $5,700      $3,600
-------------------------------------------------------------
Tax-exempt income advantage  $2,300      $  900
-------------------------------------------------------------
Percentage advantage            68%         33%
-------------------------------------------------------------

Illustration assumes current yields (as of November 30, 1996) of 6.4% for long-term U.S. Treasury bonds, 5.1% for U.S. Treasury bills, 5.6% for long-term municipals, and 3.6% for short-term municipals. Tax adjustment assumes federal tax rate of 39.6% and the top state tax rate of 7.0%; local taxes not considered. The illustration is not intended to represent future results.

     Please note that these examples ignore two important quality distinctions between state-specific municipal bond funds and U.S. Treasury bond funds: (1) U.S. Treasury bond funds hold solely Treasury securities, which are backed by the full faith and credit of the U.S. government; and (2) state-specific municipal bond funds incur a significant risk by concentrating their assets in securities from a particular economic region.

     For our Insured Long-Term Portfolio, these added risks are substantially mitigated by private insurance, which, in effect, guarantees the full payment of annual income and the return of principal at maturity for the municipal bonds we hold. Portfolio insurance is generally not available for short-term securities; thus, the task of preserving principal in our Money Market Portfolio falls to our investment adviser, Vanguard Fixed Income Group. The Group carefully scrutinizes the credit quality of our holdings and has earned our Portfolio Moody's Investor Service's highest quality rating (or the equivalent) for shorter-term securities. That said, we emphasize that money market fund investments are not guaranteed by the Federal Deposit Insurance Corporation, which insures bank accounts and certificates of deposit.

LONG-TERM PERFORMANCE OVERVIEW

The table at the top of page 3 compares the longer-term performance of each Ohio Portfolio with that of its mutual fund peer group. It also illustrates the "Vanguard Advantage"--the performance edge our Portfolios provided over their respective competitive standards.

     Our expense ratio advantage over our typical competitor plays a key role in our performance advantage. Our Portfolios maintain expense ratios (expenses as a percentage of average net assets) of 0.20%, compared with the 1.01% charged by the average long-term state tax-free fund and 0.59% for the average money market state tax-free fund. This benefit over our competitors has been available to our shareholders year after year with no sacrifice in credit quality. Vanguard Fixed Income Group also plays a key role in our success, managing the Portfolios ably and maintaining a level of investment quality that is, in our judgment, second to none in the field.

---------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
                        JUN. 18, 1990, TO NOV. 30, 1996
                        ---------------------------------------
                                      AVERAGE
                         VANGUARD   COMPETITIVE   VANGUARD
PORTFOLIO                  FUND        FUND       ADVANTAGE
---------------------------------------------------------------
Insured Long-Term           +8.6%         +7.8%       +0.8%
Money Market                +3.5          +3.3        +0.2
---------------------------------------------------------------

IN SUMMARY

The past four years have illustrated the range of market environments that bond fund investors may enjoy--or be forced to endure. Which of these environments is "normal" for municipal bonds? The answer is probably: all of the above. In the years ahead, there are sure to be more sharp rises in interest rates, more sustained declines, and more years of relative tranquility. Indeed, this is part and parcel of investing in bond funds. In the long run, however, the rate of interest income--"the coupon"--will be the dominant source of our returns.

     Whatever the year-to-year turbulence of the bond market, Vanguard Ohio Tax-Free Fund will do what it has always done: continue our focus on providing returns that exceed those of competitive norms, even as we maintain the highest standards of credit quality. As part of a long-term investment program that includes stock funds, bond funds, and money market funds, the Ohio State Tax-Free Portfolios should prove rewarding to investors.

/s/ JOHN C. BOGLE                                           /s/ JOHN J. BRENNAN

Chairman of the Board                                       President

December 18, 1996

THE MARKETS IN PERSPECTIVE: FISCAL YEAR ENDED NOVEMBER 30, 1996

[PHOTO]

U.S. EQUITY MARKETS

Few investors would have expected the stock market over the past 12 months to come close to matching the 37.0% return of the prior 12. Yet when the past two fiscal years are considered cumulatively, the Standard & Poor's 500 Composite Stock Price Index has risen 75.1%. Not surprisingly, many of the factors that drove the market higher in 1995 were also in place this year. Once again, steady economic growth and low inflation were powerful motivators.

     The equity markets were decidedly "un-equitable," however, when it came to size and sectors. Companies with larger market values, such as those that dominate the S&P 500 Index, prevailed. In fact, even within the Index, it was the largest companies that turned in the best performance. The 50 biggest companies in the S&P 500 Index (which account for roughly half its market value) gained 31.8% in the fiscal year ended November 30, compared with an increase of 27.9% for the entire Index. Looking at the S&P 500 Index's performance by sector, financial stocks were strongest, closing the year with a 41.9% gain. Technology stocks were a close second, gaining 39.3%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a 4.4% return, the lowest within the Index.

     With the largest companies performing so well, it was difficult for smaller issues to keep pace. This was evidenced in the considerable difference between the 27.9% return of the S&P 500 Index and the 16.5% return of the Russell 2000 Small Stock Index. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 77.0% gain for the year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were health-care stocks, which showed a loss of -0.4%.

---------------------------------------------------------------------
                                 AVERAGE ANNUALIZED RETURNS
                               PERIODS ENDED NOVEMBER 30, 1996
                               --------------------------------------
                                 1 YEAR  3 YEARS   5 YEARS
---------------------------------------------------------------------
Equity
   S&P 500 Index                  27.9%    21.0%     18.2%
   Russell 2000 Index             16.5     14.0      16.8
   MSCI-EAFE Index                12.1     11.7       9.9
---------------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index     6.1%     6.5%      7.9%
   Lehman 10-Year Municipal
     Bond Index                    5.7      6.2       8.0
   Salomon 90-Day U.S.
     Treasury Bills                5.3      5.0       4.4
---------------------------------------------------------------------
Other
   Consumer Price Index            3.2%     2.8%      2.9%
---------------------------------------------------------------------

U.S. FIXED-INCOME MARKETS

As the fiscal year ended, the 30-year U.S. Treasury yield of 6.4% was modestly higher than its 6.1% level on November 30, 1995. The relatively small difference in these figures belies the turmoil endured by the fixed-income markets over the past 12 months.

     When the fiscal year began, "Steady as she goes" was the common wisdom. Modest economic growth and benign inflation were expected to continue, giving the Federal Re-serve no reason to move interest rates higher. That complacency was shattered by an exceptionally strong February jobs report, the first of what turned out to be a succession of signs that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly to compensate for the perceived risk: The 30-year Treasury yield jumped from just below 6.0% in late December to 6.7% in late March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. In reality, there was little bite to the bark. Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.2%. And, as the fiscal year entered its final quarter, evidence once again pointed to more "acceptable" levels of growth. That--plus the market's satisfaction with the national election results and prospects for budget action--helped bonds finish the fiscal year with a strong rally.

     The rally enabled the longer-maturity sectors of the market to overcome performance deficits and finish the year with positive returns. Although the specter of the Federal Reserve Board loomed large during the year, in fact the Board acted only twice, lowering the federal funds rate by a total of 0.5%.

     Corporate bonds, mortgage-backed issues, and municipals were three relatively bright spots over the past year. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries as there appeared to be little risk of skipped interest payments or bankruptcy against the good earnings backdrop. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgages--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market, and demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

Concern about U.S. Federal Reserve Board policy appeared to drive global markets as much as it did those in the United States. In aggregate, the markets rose 17.0%, as measured by the Morgan Stanley Capital International-Europe, Australasia, Far East Index. A stronger dollar reduced this return to 12.1% for U.S.-based investors.

     Regionally, Europe's 22.9% return overshadowed the 1.4% generated by the Pacific Basin. Europe's major markets continued to work toward the economic targets that must be attained by 1999 under the Maastricht Treaty. This ongoing, albeit bumpy, effort kept the continent's economic growth modest and gave investors confidence. The Pacific region, of course, was dominated by the influence of the Japanese market. Despite evidence of a strengthening economy early in the year, Japan's market was shadowed by lingering problems in the banking and real estate sectors and by tepid interest on the part of Japanese investors. The dollar's appreciation against the yen had a significant impact on returns, turning the year's 7.1% gain in yen into a -4.5% loss in dollars. In contrast, the returns for a number of other countries in the region were quite strong: for example, Hong Kong, 38.2%, and Malaysia, 31.8% (in U.S. dollars).

REPORT FROM THE ADVISER

[PHOTO]

     Yields on tax-exempt securities decreased slightly while yields on short-term securities ended virtually unchanged in the 12 months ended November 30, 1996, the fiscal year for Vanguard Ohio Tax-Free Fund.

THE INSURED LONG-TERM PORTFOLIO

Over the 12 months, the yield on high-grade, long-term municipal bonds declined by 8 basis points, or 0.08 percentage point, from 5.74% to 5.66%. By way of comparison, the yield on the benchmark 30-year U.S. Treasury bond increased by 22 basis points, from 6.13% to 6.35%. However, these relatively small changes obscure the volatility in both markets during the course of the year.

     During the first half, reports of a solid increase in economic activity and robust employment gains fanned fears of inflation. In reaction, by June the fixed-income market had driven up the yields on the 30-year Treasury bond and on long-term, high-grade municipal bonds to 7.19% and 6.22%, respectively. But as the economy cooled from its earlier torrid pace, investors grew more confident that the Federal Reserve Board would not have to tighten monetary policy, and yields fell back nearly to their levels at the start of the year.

     For municipal bonds, the issue of tax reform grew in importance in early 1996. Various flat-tax proposals either directly or indirectly threatened the tax-exempt privilege of municipal securities. In its basic form, a flat tax would reduce the current hierarchy of income-tax rates to only one lower level for all earned income. Unearned income (interest, dividends, and capital gains) would not be taxed at all. Since all interest would be exempt from federal income tax, municipal bond interest payments would no longer offer a special tax benefit. Early in the fiscal year, concern about such proposals caused the prices of municipal bonds to fall relative to those of taxable bonds, enabling municipal investors to purchase high-grade, tax-exempt bonds with attractive yields--as high as 94% of comparable U.S. Treasury obligations.

     However, as a campaign issue, the complete overhaul of the federal tax system bombed by early summer. The flat tax suffered a peaceful demise upon the nomination of Bob Dole and was effectively buried with the reelection of President Clinton. By the end of the year, with the flat-tax trauma a thing of the past, the ratio of tax-exempt yields to taxable yields fell to 89%. The relative outperformance of municipals came despite an increase late in the year in the supply of new tax-exempt bond issues, which raised the tax-exempt/taxable yield ratio from a low of 84% in August.

     For 1996, the Insured Long-Term Portfolio provided a positive rate of return, roughly commensurate with the dividends derived from interest income on the Portfolio. Because market yields changed only slightly over the year, income was the dominant component of total return. In this environment, Vanguard's low expense ratio provided a powerful advantage in maximizing the

INVESTMENT PHILOSOPHY

The Fund reflects a belief that it can achieve a high level of current income, consistent with each Portfolio's stated maturity and stringent quality targets, that is exempt from federal and Ohio income taxes by investing in insured and high-quality uninsured securities issued by state, county, and municipal governments in Ohio.

tax-exempt return to shareholders. The lower expense ratio allows more investment income to flow directly to shareholders, which translates into higher Portfolio returns. Over time, this has the powerful and enduring effect of contributing to superior performance.

     Looking ahead, we believe that the tax-exempt investment arena will continue to provide above-average value to shareholders who seek a high-quality investment with durable and attractive after-tax returns. This is especially true for our State Tax-Free Portfolios, which offer the extra benefit of income that is exempt from state, as well as federal, taxes.

THE MONEY MARKET PORTFOLIO

In the money market arena, stable Federal Reserve policy during the second half of the fiscal year allowed yields on U.S. Treasury bills and municipal notes to move lower. The yields on one-year municipal notes declined by 15 basis points during the second half, while yields on one-year U.S. Treasury bills fell 35 basis points. Aside from the Fed's stable policy, two issues had a significant impact on the short-term securities market.

     The first was the onset of the traditional spring/summer municipal borrowing season. This cyclical deluge of new short-term issues created a temporary summertime overabundance of municipal notes and bonds in the market. The excess supply caused a dramatic spike-up in yields during late July and August (though in late September yields commenced a steady downward movement). We took advantage of the opportunity to extend the average maturities of the Money Market Portfolio, thereby locking in higher yields. Additionally, we further diversified the Portfolio, enhancing its overall credit quality.

     The second big influence on the market was the Securities and Exchange Commission's decision to postpone the effective date for changes to Rule 2a-7 under the Investment Company Act of 1940. This rule governs money market funds. Under the proposed changes, regulations would be tightened on tax-exempt money market funds so as to increase the likelihood of their maintaining a stable net asset value. The changes were expected to take effect on June 3, 1996, but the mutual fund industry made the SEC aware of the need for numerous technical amendments, and the deadline was therefore postponed. We anticipate that new regulations will be completed and made mandatory by the second quarter of 1997. Competing funds that operate under lower quality standards will need to alter their fund management policies. Vanguard's tax-exempt money market Portfolios, however, have always been managed in a conservative, quality-oriented manner, and we anticipate minimal impact when the new regulations take effect.

     In summary, the coming months will require vigilance. Market participants will be required to adopt more stringent regulations at a time when tax-exempt assets are growing and the supply of new issues is minimal. Vanguard's conservative management style will give the Money Market Portfolio a strategic advantage as stricter regulations dictate that competitors play catch-up in terms of quality.

Ian A. MacKinnon, Senior Vice President
Pamela W. Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Vanguard Fixed Income Group

December 16, 1996

PERFORMANCE SUMMARY: INSURED LONG-TERM PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 6/18/90-11/30/96
---------------------------------------------------
        INSURED   LONG-TERM   PORTFOLIO   LEHMAN*
FISCAL   CAPITAL    INCOME      TOTAL      TOTAL
YEAR     RETURN     RETURN     RETURN     RETURN
---------------------------------------------------
1990       3.0%      3.0%       6.0%       4.9%
1991       2.9       6.6        9.5       10.3
1992       4.5       6.2       10.7       10.0
1993       6.3       5.7       12.0       11.1

        INSURED   LONG-TERM   PORTFOLIO   LEHMAN*
FISCAL   CAPITAL    INCOME      TOTAL      TOTAL
YEAR     RETURN     RETURN     RETURN     RETURN
---------------------------------------------------
1994     -11.2%      4.9%      -6.3%      -5.2%
1995      13.1       6.4       19.5       18.9
1996       0.3       5.4        5.7        5.9
---------------------------------------------------

*Lehman Municipal Bond Index.
See Financial Highlights table on page 20 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE:  6/18/90-11/30/96

1990     06  10000   10000   10000
1990     08  10079   10055   10091
1990     11  10604   10449   10487
1991     02  10836   10677   10767
1991     05  11132   10941   11011
1991     08  11341   11153   11281
1991     11  11612   11404   11563
1992     02  11902   11683   11842
1992     05  12182   11927   12092
1992     08  12663   12335   12540
1992     11  12853   12485   12722
1993     02  13728   13244   13471
1993     05  13814   13329   13539
1993     08  14327   13804   14070
1993     11  14400   13933   14132
1994     02  14456   13987   14216
1994     05  14142   13601   13873
1994     08  14335   13711   14095
1994     11  13495   13026   13394
1995     02  14872   14142   14490
1995     05  15427   14712   15142
1995     08  15500   14715   15345
1995     11  16120   15444   15926
1996     02  16314   15486   16091
1996     05  16008   15203   15834
1996     08  16353   15423   16149
1996     11  17046   16199   16862



------------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED NOVEMBER 30, 1996
                                 -------------------------------
                                                        SINCE     FINAL VALUE OF A
                                   1 YEAR    5 YEARS  INCEPTION  $10,000 INVESTMENT
------------------------------------------------------------------------------------
INSURED LONG-TERM PORTFOLIO         5.75%     7.98%     8.62%        $17,046
AVERAGE OHIO MUNICIPAL FUND         4.89      7.27      7.76          16,199
LEHMAN MUNICIPAL BOND INDEX         5.88      7.84      8.43          16,862
------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96*
------------------------------------------------------------------------------------------
                                                                       SINCE INCEPTION
                               INCEPTION                          ------------------------
                                 DATE       1 YEAR     5 YEARS    CAPITAL  INCOME   TOTAL
------------------------------------------------------------------------------------------
Insured Long-Term Portfolio     6/18/90      6.15%      7.54%      2.41%    5.94%    8.35%
------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

PERFORMANCE SUMMARY: MONEY MARKET PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1.
per share.

TOTAL INVESTMENT RETURNS: 6/18/90-11/30/96
-------------------------------------------------
           MONEY MARKET PORTFOLIO        AVERAGE
                                          FUND*
FISCAL    CAPITAL   INCOME      TOTAL     TOTAL
YEAR      RETURN    RETURN     RETURN    RETURN
-------------------------------------------------
1990       0.0%      2.6%       2.6%      2.5%
1991       0.0       4.7        4.7       4.5
1992       0.0       3.0        3.0       2.9
1993       0.0       2.4        2.4       2.2

            MONEY MARKET PORTFOLIO       AVERAGE
                                          FUND*
FISCAL     CAPITAL  INCOME      TOTAL     TOTAL
YEAR       RETURN   RETURN     RETURN    RETURN
-------------------------------------------------
1994       0.0%      2.6%       2.6%      2.4%
1995       0.0       3.8        3.8       3.5
1996       0.0       3.4        3.4       3.1
-------------------------------------------------

*Average Ohio Tax-Exempt Money Market Fund.
 See Financial Highlights table on page 21 for dividend information for the past five years.

CUMULATIVE PERFORMANCE:  6/18/90-11/30/96


1990     06  10000   10000
1990     08  10115   10110
1990     11  10259   10251
1991     02  10394   10381
1991     05  10515   10495
1991     08  10626   10605
1991     11  10736   10714
1992     02  10831   10805
1992     05  10920   10891
1992     08  10990   10958
1992     11  11061   11025
1993     02  11129   11086
1993     05  11194   11146
1993     08  11257   11202
1993     11  11324   11262
1994     02  11386   11317
1994     05  11454   11378
1994     08  11526   11445
1994     11  11616   11527
1995     02  11721   11621
1995     05  11839   11729
1995     08  11946   11828
1995     11  12056   11927
1996     02  12162   12022
1996     05  12265   12115
1996     08  12365   12206
1996     11  12468   12299

-------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURNS
                          PERIODS ENDED NOVEMBER 30, 1996
                          --------------------------------
                                                 SINCE       FINAL VALUE OF A
                           1 YEAR    5 YEARS   INCEPTION    $10,000 INVESTMENT
-------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO      3.42%      3.04%      3.48%         $12,468
AVERAGE OHIO TAX-EXEMPT
 MONEY MARKET FUND          3.13       2.80       3.26           12,299
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/96*
-----------------------------------------------------------------------------------------
                                                                      SINCE INCEPTION
                              INCEPTION                          ------------------------
                                DATE       1 YEAR     5 YEARS    CAPITAL   INCOME   TOTAL
-----------------------------------------------------------------------------------------
 Money Market Portfolio        6/18/90      3.48%       3.06%      0.00%    3.48%   3.48%
-----------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

PORTFOLIO PROFILE: INSURED LONG-TERM PORTFOLIO
NOVEMBER 30, 1996

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
-------------------------------------------
Number of Issues                        112
Yield                                  4.8%
Yield to Maturity*                     4.8%
Average Coupon                         5.4%
Average Maturity                  9.6 years
Average Quality                         Aaa
Average Duration                  6.5 years
Expense Ratio                         0.20%

*After expenses.

INVESTMENT FOCUS
-------------------------------------------
[FIGURE 3]

VOLATILITY MEASURES
-------------------------------------------
                INSURED LONG-TERM    LEHMAN
                        PORTFOLIO    INDEX*
-------------------------------------------
R-Squared                    0.97      1.00
Beta                         1.07      1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                     97.1%
Aa                                       2.9
A                                        --
Baa                                      --
Ba                                       --
B                                        --
Not Rated                                --
-----------------------------------------------
Total                                100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------
Under 1 Year                          12.5%
1-5 Years                             16.3
5-10 Years                            28.1
10-20 Years                           34.4
20-30 Years                            8.7
Over 30 Years                           --
-------------------------------------------
Total                                100.0%

[PHOTO]

AVERAGE COUPON. The average interest rate, expressed as a percentage of face value, paid on the securities held by a portfolio.

AVERAGE DURATION. An estimate of how much a portfolio's share price will fluctuate in response to a change in interest rates. To estimate the price sensitivity of a portfolio, multiply its duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the credit ratings assigned to the portfolio's securities holdings by credit-rating agencies. Agencies assign credit ratings after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa indicating the most creditworthy bond issuers and MIG-1 indicating the most creditworthy issues of municipal money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

DISTRIBUTION BY CREDIT QUALITY. An indicator of the risk of default or other credit problems on securities held by a portfolio.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. The average expense ratio in 1995 for state tax-free bond funds was 1.01%; for state tax-free money market funds, the figure was 0.59%.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE: MONEY MARKET PORTFOLIO
NOVEMBER 30, 1996

This Profile provides a snapshot of the Portfolio's characteristics. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
---------------------------------------------
Number of Issues                           55
Yield                                    3.4%
Average Maturity                      62 days
Average Quality                         MIG-1
Expense Ratio                           0.20%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                   19.3%
Aa                                    64.9
A                                     15.8
Baa                                     --
Ba                                      --
B                                       --
Not Rated                               --
-----------------------------------------------
Total                                100.0%

[PHOTO]

FINANCIAL STATEMENTS
NOVEMBER 30, 1996

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or non-insured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share. At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------------------------------
                                                                                     FACE      MARKET
                                                              MATURITY             AMOUNT      VALUE*
INSURED LONG-TERM PORTFOLIO                         COUPON        DATE              (000)       (000)
------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.3%)
------------------------------------------------------------------------------------------------------
ISSUER INSURED (86.0%)
Adams County OH School Dist. GO                      5.55%     12/1/09 (1)      $   1,000   $   1,036
Akron Bath & Copley OH Joint Township
  (Children's Hosp. Medical Center)                  5.50%      1/1/08 (2)          1,000       1,030
Aurora County OH School Dist.                        5.80%     12/1/16 (3)          3,000       3,114
Bedford Heights OH GO                                5.65%     12/1/14 (2)            500         523
Butler County OH Sewer System Rev.                   6.25%     12/1/12 (2)          2,925       3,130
Butler County OH Water Works                        5.125%     12/1/21 (2)            500         481
City of Canton OH GO                                5.375%     12/1/07 (2)          1,000       1,032
City of Canton OH GO (Water Works System)            5.75%     12/1/10 (2)          1,000       1,043
City of Canton OH GO (Water Works System)            5.85%     12/1/15 (2)          1,000       1,042
Chillicothe OH GO                                    6.05%     12/1/12 (2)            675         710
Clermont County OH (Mercy Health System)             5.40%      9/1/05 (2)          2,500       2,624
Clermont County OH (Mercy Health System)             5.50%      9/1/06 (2)          2,500       2,624
Cleveland OH Airport System Rev.                     0.00%      1/1/05 (1)          3,975       2,693
Cleveland OH Airport System Rev.                     7.25%      1/1/20 (1)            800         876
Cleveland OH GO                                      5.30%      9/1/08 (2)          4,500       4,647
Cleveland OH GO                                     5.375%      9/1/09 (2)          2,000       2,064
Cleveland OH GO                                     5.375%      9/1/10 (2)          1,000       1,024
Cleveland OH GO                                     5.375%      9/1/12 (2)          1,000       1,015
Cleveland OH GO                                      6.25%     10/1/11 (1)          2,500       2,674
Cleveland OH Public Power System Rev.                7.00%    11/15/24 (1)          2,750       3,180
Cleveland OH School Dist. GO                         0.00%     12/1/05 (3)            700         460
Cleveland OH School Dist. GO                         0.00%     12/1/06 (3)            700         434
Cleveland OH School Dist. GO                         0.00%     12/1/07 (3)            500         293
Cleveland OH School Dist. GO                         0.00%     12/1/08 (3)            400         220
Cleveland OH School Dist. GO                        5.875%     12/1/11 (3)          1,500       1,552
Cleveland OH Water Works Rev.                        5.50%      1/1/13 (1)          3,125       3,202
Cleveland OH Water Works Rev.                        5.50%      1/1/21 (1)          2,500       2,564
Cleveland OH Water Works Rev.                        6.25%      1/1/15 (2)          4,500       4,799
Columbus City OH School Dist. GO                     7.00%     12/1/00((3)Prere.)   1,750       1,961

------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                            MATURITY                 AMOUNT       VALUE*
INSURED LONG-TERM PORTFOLIO                                       COUPON        DATE                  (000)        (000)
------------------------------------------------------------------------------------------------------------------------
Cuyahoga County OH Hosp. Rev. (Metro Health System)                6.00%     2/15/19 (1)             $ 1,000     $ 1,016
Cuyahoga County OH Hosp. Rev. (Univ. Hosp. Health System)          5.50%     1/15/19 (1)               7,545       7,478
Cuyahoga County OH Hosp. Rev. (Univ. Hosp. Health System)         6.875%     1/15/99 (5)(Prere.)       1,825       1,965
Dayton OH Water System Rev.                                        6.75%     12/1/10 (1)               1,000       1,048
Delaware City OH School Dist. GO                                   5.20%     12/1/16 (3)               1,000         973
Delaware OH Sewer System Rev.                                      5.95%    11/15/12 (2)               1,500       1,559
Dublin OH School Dist. GO                                          0.00%     12/1/05 (3)               1,220         802
Dublin OH School Dist. GO                                          0.00%     12/1/06 (3)               1,220         757
Fairfield County OH Hosp. Rev. (Lancaster-Fairfield Hosp.)        5.375%     6/15/15 (1)               3,000       3,012
Franklin County OH Convention Center Rev.                          0.00%     12/1/07 (1)               4,355       2,548
Franklin County OH Convention Center Rev.                          7.00%     12/1/00 (1)(Prere.)         675         757
Franklin County OH Hosp. Fac. Rev. (Riverside United Methodist)    7.25%     5/15/20 (1)               2,800       3,088
Greater Cleveland OH Regional Trans. Auth.                         5.60%     12/1/11 (3)               4,505       4,639
Hamilton County OH Rev. (Children's Hosp.)                         5.20%     5/15/09 (1)               2,000       2,019
Hamilton County OH Sewer System Rev.                               5.25%     12/1/16 (3)               2,000       1,954
Hamilton County OH Sewer System Rev.                               5.40%     12/1/08 (3)               5,700       5,951
Hamilton County OH Sewer System Rev.                               5.45%     12/1/09 (3)               3,250       3,385
Hamilton OH Water System Rev.                                      6.30%    10/15/21 (1)               2,000       2,135
Hilliard County OH School Dist. GO                                 5.00%     12/1/20 (3)               1,150       1,089
Hilliard County OH School Dist. GO                                 5.75%     12/1/19 (3)               2,000       2,043
Hilliard County OH School Dist. GO                                 6.55%     12/1/05 (3)                 500         566
Kettering City OH School Dist. GO                                  5.30%     12/1/14 (3)               1,350       1,342
Lisbon OH School Dist. GO                                          6.25%     12/1/17 (2)               1,000       1,074
Lucas County OH GO                                                 6.95%     12/1/11 (1)               2,700       3,021
Lucas County OH Hosp. Rev. (Promedica Health Care)                 5.75%    11/15/09 (1)               3,000       3,151
Marietta City OH School Dist.                                      5.75%     12/1/07 (2)               1,500       1,599
Marysville OH GO                                                   5.55%     12/1/13 (2)               1,400       1,426
Marysville OH Water System Rev.                                    7.05%     12/1/01 (1)(Prere.)       1,250       1,416
Medina City OH School Dist. GO                                     6.20%     12/1/18 (3)               2,100       2,246
Mount Vernon OH Sewer  System Rev.                                 6.00%     12/1/12 (2)                 750         784
New Philadelphia City OH School Dist.                              6.25%     12/1/17 (2)               2,300       2,456
North Canton OH GO                                                 5.90%     12/1/14 (2)               2,000       2,075
Northeast OH Sewer Dist. Rev.                                      5.60%    11/15/13 (2)               1,880       1,917
Northeast OH Sewer Dist. Rev.                                      5.60%    11/15/14 (2)               1,500       1,517
Northeast OH Sewer Dist. Rev.                                      6.50%    11/15/01 (2)(Prere.)       2,500       2,769
Ohio Air Quality Dev. Auth. PCR (Ohio Edison)                      7.10%      6/1/18 (3)               1,000       1,100
Ohio Air Quality Dev. Auth. PCR (Ohio Edison)                      7.45%      3/1/16 (3)                 500         553
Ohio Building Auth. (Adult Correctional Fac.)                      5.95%     10/1/13 (1)               3,000       3,147
Ohio Building Auth. (Transp. Fac.)                                 7.00%      9/1/07 (1)               2,270       2,500
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)                      6.60%     12/1/17 (3)               2,200       2,468
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)                      6.75%     12/1/15 (3)               1,000       1,125
Ohio Public Fac. Comm.                                             5.00%     11/1/97 (1)               3,700       3,748
Ohio Public Fac. Comm. (Community Mental Health)                   4.50%     12/1/97 (1)               2,000       2,018
Ohio Univ. General Receipts                                        5.00%     12/1/13 (3)               2,000       1,907
Ohio Water Dev. Auth.                                              5.50%     12/1/11 (2)               1,000       1,013
Ohio Water Dev. Auth.                                              5.50%     12/1/14 (1)               1,595       1,611
Ohio Water Dev. Auth.                                              7.00%     12/1/09 (2)(ETM)          1,500       1,729
Olmsted Falls City OH School Dist. GO                              5.85%    12/15/17 (3)               2,000       2,057
Olmsted Falls City OH School Dist. GO                              6.85%    12/15/11 (3)                 565         647
Ottowa County OH GO                                                7.00%      9/1/11 (2)                 500         560
Pickerington OH GO                                                 5.80%     12/1/09 (3)                 500         535
Revere OH School Dist. GO                                          6.00%     12/1/16 (2)               3,850       4,044
Reynoldsburg OH School Dist. GO                                    6.55%     12/1/17 (3)               3,600       3,970
Richland County OH GO                                              5.40%     12/1/15 (2)               1,120       1,119
Richland County OH GO                                              6.95%     12/1/11 (2)                 450         522
Springboro Community City OH School Dist. GO                       5.25%     12/1/16 (2)               4,000       3,946
Summit County OH GO                                                6.90%      8/1/02 (2)(Prere.)         175         197
Summit County OH GO                                                6.90%      8/1/03 (2)(Prere.)       2,425       2,755
Summit County OH GO                                                6.90%      8/1/12 (2)               2,650       2,953
Trumbull County OH GO                                              5.30%     12/1/14 (2)               1,500       1,482
Trumbull County OH Rev. (Trumbull Memorial Hosp.)                  6.25%    11/15/12 (3)               2,000       2,133

-------------------------------------------------------------------------------------------------------------
                                                                                            FACE       MARKET
                                                                          MATURITY        AMOUNT       VALUE*
                                                                  COUPON      DATE         (000)        (000)
-------------------------------------------------------------------------------------------------------------
Wood County OH Justice Center GO                                   5.95%   12/1/07 (2)   $ 1,750    $   1,876
Woodridge OH School Dist. GO                                       6.00%   12/1/19 (2)     1,000        1,049
Woodridge OH School Dist. GO                                       6.80%   12/1/14 (2)     2,000        2,376
Wooster City OH School Dist. GO                                    6.50%   12/1/17 (2)     2,500        2,781
OUTSIDE OHIO:
Puerto Rico Public Building Auth. Rev.                             0.00%    7/1/01 (3)       850          701
                                                                                                      -------
                                                                                                      186,246
                                                                                                      -------
SECONDARY MARKET INSURED (1.0%)
Franklin OH (Mount Carmel Health-Holy Cross Health System)         6.75%    6/1/19 (1)     2,000        2,222
                                                                                                      -------

NON-INSURED (11.3%)
Cincinnati OH Student Loan Funding Corp. Student Loan Rev. VRDO    3.50%   12/4/96 LOC       500          500
Columbus OH GO VRDO                                                3.45%   12/5/96           800          800
Columbus OH GO                                                     4.00%   6/15/97         1,645        1,650
Cuyahoga County OH Hosp. VRDO (Cleveland Clinic)                   3.55%   12/4/96 LOC       300          300
Cuyahoga County OH Hosp. VRDO (St. Luke's Hosp.)                   3.55%   12/4/96 LOC       500          500
Hamilton County OH GO BAN                                          4.50%  12/31/97         1,375        1,382
Hamilton County OH Hosp. Fac. Rev. VRDO (Bethesda Hosp.)           3.50%   12/5/96 LOC     3,200        3,200
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co.)   4.05%   12/3/96 LOC     4,700        4,700
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co.)   4.15%   12/3/96 LOC     2,400        2,400
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co.)   4.25%   12/3/96 LOC       900          900
Ohio GO                                                           7.625%    8/1/10         3,510        4,400
Ohio GO (Highway Obligation)                                       4.50%   5/15/98         1,100        1,111
Ohio Higher Educ. Fac. Auth. Rev. (Case Western Reserve Univ.)     6.50%   10/1/20           250          288
Ohio Higher Educ. Fac. Auth. Rev. (Oberlin College)               5.375%   10/1/15         1,500        1,480
Ohio State Univ. VRDO                                              3.40%   12/5/96           200          200
Ohio Water Dev. Auth. Environmental VRDO (Mead Corp.)              3.90%   12/3/96 LOC       600          600
                                                                                                       ------
                                                                                                       24,411
                                                                                                       ------
-------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $202,265)                                                                                     212,879
-------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.7%)
-------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                    4,164
Liabilities                                                                                              (592)
                                                                                                        -----
                                                                                                        3,572
-------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------
Applicable to 18,542,277 outstanding shares of beneficial interest
  (unlimited authorization--no par value)                                                            $216,451
=============================================================================================================
NET ASSET VALUE PER SHARE                                                                              $11.67
=============================================================================================================
*See Note A in Notes to Financial Statements.
For explanations of abbreviations and other references, see page 17.

-------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1996, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------
                                                                        AMOUNT        PER
                                                                         (000)      SHARE
-------------------------------------------------------------------------------------------------------------
Paid in Capital                                                       $205,118     $11.06
Undistributed Net Investment Income                                         --         --
Accumulated Net Realized Gains--Note E                                     697        .04
Unrealized Appreciation--Note F
  Investment Securities                                                 10,614        .57
  Futures Contracts                                                         22         --
-------------------------------------------------------------------------------------------------------------
NET ASSETS                                                            $216,451     $11.67
=============================================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                                                 FACE    MARKET
                                                                                MATURITY       AMOUNT    VALUE*
MONEY MARKET PORTFOLIO                                               COUPON         DATE        (000)     (000)
---------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (102.1%)
---------------------------------------------------------------------------------------------------------------
Beachwood OH Water & Sewer BAN                                        4.40%      10/9/97     $    600   $   602
Brecksville-Broadview OH School Dist. GO BAN                          3.90%      1/17/97        3,500     3,501
Butler County OH BAN                                                  4.20%     10/30/97          750       753
Butler County OH BAN                                                  4.25%     10/23/97        4,240     4,255
Cincinnati OH GO                                                      4.60%      12/1/96        1,000     1,000
Cincinnati OH School Dist. TAN                                        3.65%      12/1/96 (2)    3,400     3,400
Cincinnati OH School Dist. TAN                                        5.41%      7/10/97        4,000     4,042
Cleveland-Cuyahoga County OH Port Auth. VRDO
  (Rock & Roll Hall of Fame)                                          3.55%      12/4/96 LOC    4,900     4,900
Columbus OH Electric System Rev. VRDO                                 3.50%       1/2/97 LOC      800       800
Columbus OH GO VRDO                                                   3.45%      12/5/96        9,900     9,900
Columbus OH Sewer Rev. VRDO                                           3.55%      12/5/96        4,900     4,900
Cuyahoga County OH Hosp. Rev. Improvement VRDO (Cleveland Clinic)     3.55%      12/4/96       10,000    10,000
Cuyahoga County OH Hosp. Rev. Improvement VRDO (Cleveland Clinic)     3.55%      12/4/96 LOC   15,100    15,100
Cuyahoga County OH Hosp. Rev. Improvement VRDO (St. Luke's Hosp.)     3.55%      12/4/96 LOC   15,600    15,600
Cuyahoga County OH Hosp. Rev. Improvement
  (Univ. Hosp. Health System)                                         5.00%      1/15/97 (1)    1,985     1,988
Fairfield City OH BAN                                                 4.40%      8/29/97        3,750     3,762
Fairfield County OH BAN                                               4.45%     10/22/97          880       884
Franklin County OH GO BAN                                             3.90%       8/1/97        9,000     9,003
Franklin County OH Hosp. Rev.  VRDO (Holy Cross Health System)        3.45%      12/5/96       11,800    11,800
Green County OH GO BAN                                                4.50%       6/4/97        7,000     7,018
Hamilton County OH BAN                                                4.00%      4/10/97        4,540     4,548
Hamilton County OH BAN                                                4.25%      4/10/97        4,665     4,672
Hamilton County OH Hosp. Fac. Rev. VRDO (Bethesda Hosp.)              3.50%      12/5/96 LOC   13,200    13,200
Hancock County OH GO                                                  4.50%      9/19/97        1,725     1,732
Lucas County OH GO                                                    4.30%      12/1/96 (3)    3,525     3,525
Middleburg Heights OH BAN                                             4.05%      5/29/97          585       586
Montgomery City OH BAN                                                3.75%     12/20/96        3,000     3,000
Montgomery County OH Rev. VRDO (Miami Valley Hosp.)                   3.65%     12/10/96 LOC    5,200     5,200
Montgomery County OH Rev. VRDO (Sisters  of Charity)                  3.55%      12/5/96        1,400     1,400
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co.)      4.05%      12/3/96 LOC    9,700     9,700
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co.)      4.15%      12/3/96 LOC    1,400     1,400
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co.)      4.25%      12/3/96 LOC    8,700     8,700
Ohio Air Quality Dev. Auth. VRDO (Mead Corp.)                         3.90%      12/3/96 LOC    5,400     5,400
Ohio Building Auth. (Adult Correctional Building Project)             5.00%       4/1/97 (2)    2,660     2,673
Ohio GO                                                               3.70%       8/1/97        3,000     3,000
Ohio Higher Educ. Fac.                                               5.875%      12/1/96        6,650     6,650
Ohio Higher Educ. Fac.  TOB VRDO                                      3.65%      12/5/96 (2)    6,000     6,000
Ohio Higher Educ. Fac.  VRDO (Mount Union College Project)            3.55%      12/5/96 LOC    1,670     1,670
Ohio PCR VRDO (British Petroleum)                                     4.00%      12/3/96        2,500     2,500
Ohio Public Fac. Comm. (Higher Educ.)                                 4.40%      12/1/96        7,000     7,000
Ohio Public Fac. Comm. (Higher Educ.)                                4.625%      12/1/97        5,250     5,304
Ohio Public Fac. Comm. (Higher Educ.)                                 5.00%      11/1/97        5,100     5,150
Ohio Public Fac. Comm. (Mental Health)                                7.00%      12/1/97        2,000     2,064
Ohio School Dist. COP RAN                                             4.53%      12/31/96       1,170     1,171
Ohio State Univ. VRDO                                                 3.40%      12/5/96        4,650     4,650
Ohio Water Dev. Auth. VRDO (Mead Corp.)                               3.90%      12/3/96 LOC    4,720     4,720
Ohio Water Dev. Auth. VRDO (Timpken Co. Project)                      3.60%      12/4/96 LOC    5,000     5,000
Richland County OH GO                                                 3.80%      12/1/96 (2)      305       305
Ross County OH Hosp. Rev. VRDO (Medical Center Hosp. Project)         3.55%      12/5/96 LOC    1,235     1,235
Scioto County OH Marine Term Fac. Rev. VRDO (Norfolk Southern Corp.)  3.60%      12/4/96       12,000    12,000
Strongsville OH BAN                                                   3.90%      12/26/96         800       800
Sylvania  OH School Dist.                                             6.35%      12/1/97        1,000     1,027
Toledo OH VRDO                                                        3.50%      12/5/96 LOC    5,500     5,500
Univ. of Cincinnati OH GO BAN                                         3.75%      3/20/97        3,400     3,404
Warren County OH BAN                                                  4.38%       6/3/97        1,180     1,182
-----------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $259,276)                                                                                       259,276
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                                   MARKET
                                                                                   VALUE*
                                                                                    (000)
-----------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.1%)
-----------------------------------------------------------------------------------------
Other Assets--Note B                                                            $  2,962
Liabilities                                                                       (8,278)
                                                                                ---------
                                                                                  (5,316)
-----------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------
Applicable to 253,964,872 outstanding shares of beneficial interest
  (unlimited authorization--no par value)                                       $253,960
=========================================================================================

NET ASSET VALUE PER SHARE                                                          $1.00
=========================================================================================
*See Note A in Notes to Financial Statements.
For explanations of abbreviations and other references, see below.

-----------------------------------------------------------------------------------------
AT NOVEMBER 30, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------
                                                                         AMOUNT       PER
                                                                          (000)     SHARE
-----------------------------------------------------------------------------------------
Paid in Capital                                                        $253,968    $1.00
Undistributed Net Investment Income                                          --       --
Accumulated Net Realized Losses--Note E                                     (8)       --
Unrealized Appreciation                                                      --       --
-----------------------------------------------------------------------------------------
NET ASSETS                                                             $253,960    $1.00
=========================================================================================

Key to Abbreviations

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.


-----------------------------------------------------------------------------------------
                                                             YEAR ENDED NOVEMBER 30, 1996
                                                             ----------------------------
                                                                    Insured        Money
                                                                  Long-Term       Market
                                                                  Portfolio    Portfolio
                                                                      (000)        (000)
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                                          11,166       $7,247
                                                                     --------------------
      Total Income                                                   11,166        7,247
                                                                     --------------------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                                       25           24
      Management and Administrative                                     315          304
      Marketing and Distribution                                         44           58
   Custodian Fees                                                         7            7
   Auditing Fees                                                          7            7
   Shareholders' Reports                                                 12            8
   Annual Meeting and Proxy Costs                                         2            1
   Trustees' Fees and Expenses                                            1            1
                                                                        -----------------
      Total Expenses                                                    413          410
      Expenses Paid Indirectly--Note C                                   (7)          (7)
                                                                        -----------------
      Net Expenses                                                      406          403
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                10,760        6,844
-----------------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                           665           --
   Futures Contracts                                                    339           --
-----------------------------------------------------------------------------------------
REALIZED NET GAIN                                                     1,004           --
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                               (287)          --
   Futures Contracts                                                    169           --
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (118)          --
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $11,646       $6,844
=========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------
                                              Insured Long-Term Portfolio    Money Market Portfolio
-------------------------------------------------------------------------    ------------------------
                                                             YEAR ENDED NOVEMBER 30,
-----------------------------------------------------------------------------------------------------
                                                       1996          1995          1996         1995
                                                      (000)         (000)         (000)        (000)
-----------------------------------------------------------------------------------------------------
INCREASE  IN NET ASSETS
OPERATIONS
   Net Investment Income                          $  10,760   $     9,407   $     6,844  $     6,087
   Realized Net Gain (Loss)                           1,004          (489)           --           --
   Change in Unrealized Appreciation
      (Depreciation)                                   (118)       20,709            --           --
                                                  ---------------------------------------------------
      Net Increase in Net Assets
         Resulting from Operations                   11,646        29,627         6,844        6,087
                                                  ---------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                            (10,760)       (9,407)       (6,844)      (6,087)
   Realized Capital Gain                                 --            --            --           --
                                                  ---------------------------------------------------
      Total Distributions                           (10,760)       (9,407)       (6,844)      (6,087)
                                                  ---------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                            45,385        54,297       247,383      184,523
   Issued in Lieu of Cash Distributions               7,733         6,817         6,250        5,640
   Redeemed                                         (34,509)      (32,898)     (177,257)    (159,838)
                                                  ---------------------------------------------------
      Net Increase from
         Capital Share Transactions                  18,609        28,216        76,376       30,325
-----------------------------------------------------------------------------------------------------
   Total Increase                                    19,495        48,436        76,376       30,325
-----------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                196,956       148,520       177,584      147,259
                                                  ---------------------------------------------------
   End of Year                                     $216,451   $   196,956   $   253,960  $   177,584
=====================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                             3,954         4,867       247,383      184,523
   Issued in Lieu of Cash Distributions                 674           608         6,250        5,640
   Redeemed                                          (3,016)       (2,987)     (177,257)    (159,838)
                                                  ---------------------------------------------------
      Net Increase in Shares Outstanding              1,612         2,488        76,376       30,325
=====================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios do not show a Portfolio Turnover Rate because securities purchased with less than one year to maturity are excluded from the calculation of turnover rates.

-------------------------------------------------------------------------------------------------------------
                                                                         Insured Long-Term Portfolio
                                                                           YEAR ENDED NOVEMBER 30,
                                                               ----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                     1996      1995     1994      1993      1992
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $11.63    $10.28   $11.61    $11.07    $10.60
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                         .603      .610     .599      .608      .630
   Net Realized and Unrealized Gain (Loss) on Investments        .040     1.350   (1.298)     .685      .474
                                                               ----------------------------------------------
      Total from Investment Operations                           .643     1.960    (.699)    1.293     1.104
                                                               ----------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                         (.603)    (.610)   (.599)    (.608)    (.630)
   Distributions from Realized Capital Gains                       --       --     (.032)    (.145)    (.004)
                                                               ----------------------------------------------
      Total Distributions                                       (.603)    (.610)   (.631)    (.753)    (.634)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $11.67    $11.63   $10.28    $11.61    $11.07
=============================================================================================================

TOTAL RETURN                                                    5.75 %   19.45%   -6.29%    12.03%    10.69%
=============================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                            $216      $197     $149      $166      $101
   Ratio of Total Expenses to Average Net Assets                0.20%     0.21%    0.23%     0.21%     0.31%
   Ratio of Net Investment Income to Average Net Assets         5.26%     5.45%    5.38%     5.29%     5.77%
   Portfolio Turnover Rate                                        17%        7%      16%       10%       27%
-------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                           MONEY MARKET PORTFOLIO
                                                                           YEAR ENDED NOVEMBER 30,
                                                               -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                   1996     1995      1994     1993      1992
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $1.00    $1.00     $1.00    $1.00     $1.00
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                       .034     .037      .026     .023      .030
   Net Realized and Unrealized Gain (Loss) on Investments        --       --        --       --        --
                                                             ---------------------------------------------
      Total from Investment Operations                         .034     .037      .026     .023      .030
                                                             ---------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                       (.034)   (.037)    (.026)   (.023)    (.030)
   Distributions from Realized Capital Gains                     --       --        --       --        --
                                                            ----------------------------------------------
      Total Distributions                                     (.034)   (.037)    (.026)   (.023)    (.030)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $1.00    $1.00     $1.00    $1.00     $1.00
==========================================================================================================

TOTAL RETURN                                                  3.42%    3.78%     2.58%    2.37%     3.01%
==========================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                          $254     $178      $147     $132       $92
   Ratio of Total Expenses to Average Net Assets              0.20%    0.21%     0.23%    0.21%     0.31%
   Ratio of Net Investment Income to Average Net Assets       3.36%    3.71%     2.56%    2.34%     2.95%
   Portfolio Turnover Rate                                      N/A      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard Ohio Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund, and comprises the Insured Long-Term and Money Market Portfolios. Each Portfolio invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

A. The following significant accounting policies conform with generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term
Portfolio: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The Insured Long-Term Portfolio may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The Portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At November 30, 1996, the Fund had contributed capital aggregating $41,000 to Vanguard (included in Other Assets), representing 0.2% of Vanguard's capitalization. The Fund's trustees and officers are also directors and officers of Vanguard.

C. The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 1996, custodian fee offset arrangements reduced expenses of each Portfolio by $7,000.

D. During the year ended November 30, 1996, the Insured Long-Term Portfolio purchased $42,320,000 of investment securities and sold $33,228,000 of investment securities, other than temporary cash investments.

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. For federal income tax purposes, the Portfolios had the following capital gains available for distribution at November 30, 1996, or capital losses available to offset future capital gains:

         -----------------------------------------------------------------------
                                                             CAPITAL LOSS
                                                      --------------------------
                                   CAPITAL GAINS                    EXPIRATION
                                   AVAILABLE FOR                  FISCAL YEAR(S)
                                   DISTRIBUTION       AMOUNT          ENDING
         PORTFOLIO                     (000)           (000)          NOV. 30
         -----------------------------------------------------------------------
         Insured Long-Term             $1,113             --              --
         Money Market                      --           $(8)          2001-2004
         -----------------------------------------------------------------------

     The Insured Long-Term Portfolio used a capital loss carryforward of $58,000 to offset taxable capital gains realized during the year ended November 30, 1996, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

F. At November 30, 1996, net unrealized appreciation of Insured Long-Term Portfolio investment securities for financial reporting and federal income tax purposes was $10,614,000, consisting of unrealized gains of $10,712,000 on securities that had risen in value since their purchase and $98,000 in unrealized losses on securities that had fallen in value since their purchase.

     At November 30, 1996, the aggregate settlement value of open futures contracts expiring in March 1997, and the related unrealized appreciation were:

         ----------------------------------------------------------------------------
                                                                      (000)
                                                          ---------------------------
                                            NUMBER OF       AGGREGATE
                                              LONG         SETTLEMENT      UNREALIZED
         PORTFOLIO/FUTURES CONTRACTS        CONTRACTS         VALUE       APPRECIATION
         -----------------------------------------------------------------------------
         Insured Long-Term/
           U.S. Treasury Bond                  28             $3,245            $22
         -----------------------------------------------------------------------------

     The market value of securities deposited as initial margin for open futures contracts by the Insured Long-Term Portfolio was $513,000.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Trustees of
Vanguard Ohio Tax-Free Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Insured Long-Term Portfolio and Money Market Portfolio (constituting Vanguard Ohio Tax-Free Fund, hereafter referred to as the "Fund") at November 30, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

December 31, 1996






   SPECIAL 1996 TAX INFORMATION (UNAUDITED)
   VANGUARD OHIO TAX-FREE FUND
   This information for the fiscal year ended November 30, 1996, is included pursuant to provisions of the Internal Revenue Code.

        The Insured Long-Term Portfolio designates $955,000 as capital gain dividends (from net long-term capital gains), which will be distributed in December 1996.

        Each Portfolio designates 100% of its income dividends as exempt-interest dividends.


All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
          and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
          Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
          Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
          Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
          University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
          NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
          Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
          Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
          Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President,
          Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
          Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and
          Chief Financial Officer.

[VANGUARD LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

All Vanguard Funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(c) 1996 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
   Vanguard/Windsor Fund
   Vanguard/Windsor II
   Vanguard Equity Income Fund
   Vanguard Quantitative Portfolios
   Vanguard Selected Value Portfolio
   Vanguard/Trustees' Equity-U.S. Portfolio
   Vanguard Convertible Securities Fund

BALANCED FUNDS
   Vanguard/Wellington Fund
   Vanguard/Wellesley Income Fund
   Vanguard STAR Portfolio
   Vanguard Asset Allocation Fund
   Vanguard LifeStrategy Portfolios

GROWTH FUNDS
   Vanguard/Morgan Growth Fund
   Vanguard/PRIMECAP Fund
   Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
   Vanguard Explorer Fund
   Vanguard Specialized Portfolios
   Vanguard Horizon Fund

INTERNATIONAL FUNDS
   Vanguard International Growth Portfolio
   Vanguard/Trustees' Equity-International
     Portfolio

INDEX FUNDS

   Vanguard Index Trust
   Vanguard Tax-Managed Fund
   Vanguard Balanced Index Fund
   Vanguard Bond Index Fund
   Vanguard International Equity Index Fund
   Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
   Vanguard Money Market Reserves
   Vanguard Admiral Funds

INCOME FUNDS
   Vanguard Fixed Income Securities Fund
   Vanguard Admiral Funds
   Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, FL, NJ, NY, OH, PA)

Q960-11/96

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